INCOME TAX - Reconciliation of Federal Statutory Income Tax Rate to the Effective Income Tax Rate (Details) - 10K	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Expected income tax benefit at the federal statutory rate	21.00%	21.00%
State and local taxes, net of federal benefit	8.40%	7.70%
Non-deductible items and other	(12.10%)	(11.00%)
Research and development credits	1.10%	0.00%
Change in valuation allowance	(18.40%)	(17.70%)
Total	0.00%	0.00%